UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 22, 2023

Penske Automotive Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-12297	22-3086739
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2555 Telegraph Road,
Bloomfield Hills, Michigan		48302
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		248-648-2500

Not Applicable
Former name or former address, if changed since last report

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Voting Common Stock, par value $0.0001 per share	PAG	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On September 22, 2023, Pendragon PLC (“Pendragon”) issued an announcement confirming that PAG International Ltd. (“PAG International”), a wholly owned subsidiary of Penske Automotive Group, Inc. (the “Company”), together with Hedin Mobility Group AB, a leading European mobility provider (“Hedin Mobility Group”), submitted a revised non-binding proposal to jointly acquire the entire issued and to be issued share capital of Pendragon not already owned by Hedin Mobility Group for 32 pence per share, in cash (the “Revised Proposal”). Following its receipt of the Revised Proposal, the Board of Directors of Pendragon (the “Pendragon Board”) publicly announced that they intend to consider the Revised Proposal and will consult with their shareholders and provide an update in due course (the “Pendragon Announcement”). A copy of the Pendragon Announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference. There can be no certainty that PAG International and Hedin Mobility Group will make a binding offer for Pendragon, or as to the terms of any such offer.

The Company makes no representation as to the accuracy or completeness of the Pendragon Announcement, which was filed without the consent of PAG International and Hedin Mobility Group.

The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Caution Concerning Forward Looking Statements

This Current Report on Form 8-K may include forward-looking statements within the meaning of the federal securities laws, including forward-looking statements regarding the future plans of the Company and its subsidiaries. All forward-looking statements involve risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed or implied in any forward-looking statements made by, or on behalf of, the Company. These risks and uncertainties include but are not limited to: a possible transaction involving a business combination with Pendragon will not be pursued; the inability of PAG International and Hedin Mobility Group to successfully make, or consummate, a joint offer to acquire Pendragon; the possibility that shareholders of Pendragon will vote in favor of another transaction presented to them by the Pendragon Board or not vote in favor of a proposed acquisition of Pendragon by PAG International and Hedin Mobility Group if any binding offer is made; the failure to satisfy the conditions of a possible acquisition if and when implemented (including approvals or clearances from regulatory authorities and other agencies and bodies) on a timely basis or at all; the inability of PAG International to realize successfully any anticipated synergy benefits when (and if) the possible acquisition is implemented. These risks and uncertainties are not exhaustive. Further information regarding the Company’s business, markets, conditions, risks, and other uncertainties, which could affect the Company and its future performance are addressed in the Company’s Form 10-K for the year ended December 31, 2022, its Form 10-Q for the quarterly period ended March 31, 2023, its Form 10-Q for the quarterly period ended June 30, 2023, and its other filings with the Securities and Exchange Commission. Except as required by law, the Company undertakes no obligation to revise or update any forward-looking statements contained in this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Index

Exhibit No.	Description
99.1	Pendragon Announcement September 22, 2023.
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Penske Automotive Group, Inc.

September 22, 2023	By:	/s/ Shane M. Spradlin
Name: Shane M. Spradlin
Title: Executive Vice President